                  [SAMSON BELAIR DELOITTE & TOUCHE LETTERHEAD]




CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of our firm under the caption "Experts" and to the use of our report dated March 5, 1999, with respect to the consolidated financial statements of Syscan International Inc. in Canadian GAAP and in Canadian $ for the period ended December 31, 1998, in the Registration Statement Form 10-SB of AXYN Corporation for the registration of its common and preference stock.



Samson Belair Deloitte & Touche
Chartered Accountants

February 15, 2000

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                  [SAMSON BELAIR/DELOITTE & TOUCHE LETTERHEAD]


CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the caption "Experts" and to the use of our reported dated July 22, 1999 with respect to the consolidated financial statements of Syscan International Inc. in Canadian GAAP and in Canadian $ for the period ended Jule 30, 1999 in the Registration Statement Form 10-SB of AXYN Corporation for the registration of its common and preference stock.


/s/ SAMSON BELAIR/DELOITTE & TOUCHE
Chartered Accountants

February 15, 2000